SUPPLEMENT TO VARIOUS PROSPECTUSES
               SUPPLEMENT DATED JUNE 28, 2005
                           TO THE
                        PROSPECTUSES
                           OF THE
                    FUNDS INDICATED BELOW

 The following supplements the section of each of the Prospectuses for the Funds listed below entitled
"Management":

 On June 24, 2005, Citigroup Inc. (Citigroup) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (Legg Mason).

 As part of this transaction, the fund's investment adviser
(the Manager), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

 The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing.
Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

 Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund's investment management contract with the Manager, and any related sub-advisory contract, where applicable. Therefore, the fund's Board will be asked to approve a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.


CITIFUNDS TRUST I

    SMITH BARNEY EMERGING MARKETS EQUITY       January 4, 2005
FUND

CITIFUNDS TRUST III

    CITI CONNECTICUT TAX FREE RESERVES SMITH   December 31,
BARNEY CONNECTICUT MONEY MARKET PORTFOLIO     2004
Class A and Y Shares

SB ADJUSTABLE RATE INCOME FUND                 September 28, 2
                                             004
Smith Barney Shares


SMITH BARNEY AGGRESSIVE GROWTH                 December 29, 20
FUND INC.                                     04

SMITH BARNEY ALLOCATION SERIES INC.            May 31, 2005

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO


SMITH BARNEY APPRECIATION FUND INC.            April 30, 2005


SMITH BARNEY ARIZONA MUNICIPALS                September 28,
FUND INC.                                     2004

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.   June 28, 2005


SMITH BARNEY CORE PLUS BOND FUND INC.          March 18, 2005


SMITH BARNEY EQUITY FUNDS                      May 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND


SMITH BARNEY FUNDAMENTAL VALUE                 January 28, 200
FUND INC.                                     5

SMITH BARNEY FUNDS, INC.

SMITH BARNEY LARGE CAP VALUE FUND              April 29, 2005

SMITH BARNEY SHORT-TERM INVESTMENT GRADE       April 29, 2005
BOND FUND
U.S. GOVERNMENT SECURITIES FUND                April 29, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVIDEND AND INCOME FUND          November 26, 20
                                             04
SB CONVERTIBLE FUND                            November 26,
                                             2004
Smith Barney Shares

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME      November 26,
FUND                                          2004

SMITH BARNEY EXCHANGE RESERVE FUND             November 26,
                                             2004
SMITH BARNEY HIGH INCOME FUND                  November 26,
                                             2004
SMITH BARNEY MUNICIPAL HIGH INCOME FUND        November 26,
                                             2004
SB CAPITAL AND INCOME FUND                     April 29, 2005

Smith Barney Shares

SMITH BARNEY TOTAL RETURN BOND FUND            November 26,
                                             2004

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT     September 28, 2
FUND INC.                                     004
CASH PORTFOLIO

GOVERNMENT PORTFOLIO

MUNICIPAL PORTFOLIO


SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND        April 29, 2005

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND      August 28, 2004

SMITH BARNEY INVESTMENT GRADE BOND FUND        April 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS - ALL   August 28, 2004
CAP GROWTH AND VALUE FUND
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS -       August 2, 2004,
BALANCED ALL CAP GROWTH AND VALUE FUND        as revised
                                            August 28, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS -       August 28, 2004
GLOBAL ALL CAP GROWTH AND VALUE FUND
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS -       August 28, 2004
LARGE CAP GROWTH AND VALUE FUND
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS - ALL   April 1, 2005
CAP AND INTERNATIONAL FUND

SMITH BARNEY REAL RETURN STRATEGY FUND         November 8,
                                             2004
SMITH BARNEY SMALL CAP VALUE FUND              January 28,
                                             2005
SMITH BARNEY SMALL CAP GROWTH FUND             January 28,
                                             2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND                      February 25,
                                             2005
Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND                February 25,
                                             2005
SMITH BARNEY DIVIDEND STRATEGY FUND            February 25,
                                             2005

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY INTERMEDIATE MATURITY             March 28, 2005
CALIFORNIA MUNICIPALS FUND
SMITH BARNEY INTERMEDIATE MATURITY NEW YORK    March 28, 2005
MUNICIPALS FUND
SMITH BARNEY LARGE CAPITALIZATION GROWTH       March 28, 2005
FUND
SMITH BARNEY MID CAP CORE FUND                 March 28, 2005

SMITH BARNEY CLASSIC VALUES FUND               March 28, 2005

SMITH BARNEY S&P 500 INDEX FUND                April 30, 2005

Smith Barney Shares

Citi Shares


SMITH BARNEY MANAGED MUNICIPALS FUND INC.      June 28, 2005


SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND     March 29, 2005


SMITH BARNEY MONEY FUNDS, INC.                 April 29, 2005

CASH PORTFOLIO

GOVERNMENT PORTFOLIO


SMITH BARNEY MUNI FUNDS

CALIFORNIA MONEY MARKET PORTFOLIO              July 29, 2004

FLORIDA PORTFOLIO                              July 29, 2004

GEORGIA PORTFOLIO                              July 29, 2004

LIMITED TERM PORTFOLIO                         July 29, 2004

MASSACHUSETTS MONEY MARKET PORTFOLIO           July 29, 2004

NATIONAL PORTFOLIO                             July 29, 2004

NEW YORK MONEY MARKET PORTFOLIO                July 29, 2004

NEW YORK PORTFOLIO                             July 29, 2004

PENNSYLVANIA PORTFOLIO                         July 29, 2004


SMITH BARNEY MUNICIPAL MONEY MARKET FUND,      July 29, 2004
INC.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND,       July 29, 2004
INC.

SMITH BARNEY OREGON MUNICIPALS FUND            August 27, 2004


SMITH BARNEY PRINCIPAL RETURN FUND

SECURITY AND GROWTH FUND                       March 30, 2005


SMITH BARNEY SECTOR SERIES FUND INC.           February 25, 20
                                             05
SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND


SMITH BARNEY SMALL CAP CORE FUND, INC.         April 29, 2005


SMITH BARNEY TRUST II

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH      February 25,
FUND                                          2005
SMITH BARNEY INTERNATIONAL LARGE CAP FUND      April 29, 2005

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES    February 25,
FUND                                          2005
SMITH BARNEY CAPITAL PRESERVATION FUND         February 25, 20
                                             05
SMITH BARNEY CAPITAL PRESERVATION FUND II      February 25,
                                             2005
SMITH BARNEY SHORT DURATION MUNICIPAL INCOME   February 25, 20
FUND                                          05

SMITH BARNEY WORLD FUNDS, INC.

SMITH BARNEY INFLATION MANAGEMENT FUND         February 28,
                                             2005
INTERNATIONAL ALL CAP GROWTH PORTFOLIO         February 28, 20
                                             05

FD03225